PROVISIONS, CONTINGENCIES AND COMMITMENTS	12 Months Ended
Dec. 31, 2023
Disclosure of Other Provisions, Contingent Liabilities and Commitments [Abstract]
PROVISIONS, CONTINGENCIES AND COMMITMENTS
NOTE 9: PROVISIONS, CONTINGENCIES AND COMMITMENTS
ArcelorMittal recognizes provisions for liabilities and probable losses that have been incurred when it has a present legal or constructive obligation as a result of past events, it is probable that the Company will be required to settle the obligation and a reliable estimate of the amount of the obligation can be made. If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, where appropriate, the risks specific to the liability. Where discounting is used, the increase in the provision due to the passage of time is recognized as a financing cost. Future operating expenses or losses are excluded from recognition as provisions as they do not meet the definition of a liability. Contingent assets and contingent liabilities are excluded from recognition in the consolidated statements of financial position.
Provisions for onerous contracts are recorded in the consolidated statements of operations when it becomes known that the unavoidable costs of meeting the obligations under the contract exceed the economic benefits expected to be received. Assets dedicated to the onerous contracts are tested for impairment before recognizing a separate provision for the onerous contract.
Provisions for restructuring are recognized when and only when a detailed formal plan exists and a valid expectation in those affected by the restructuring has been raised, by starting to implement the plan or announcing its main features.
ArcelorMittal records asset retirement obligations (“ARO”) initially at the fair value of the legal or constructive obligation in the period in which it is incurred and capitalizes the ARO by increasing the carrying amount of the related non-current asset. The fair value of the obligation is determined as the discounted value of the expected future cash flows. The liability is accreted to its present value through net financing cost and the capitalized cost is depreciated in accordance with the Company’s depreciation policies for property, plant and equipment. Subsequently, when reliably measurable, ARO is recorded on the consolidated statements of financial position increasing the cost of the asset and the fair value of the related obligation. Foreign exchange gains or losses on AROs denominated in foreign currencies are recorded in the consolidated statements of operations.
ArcelorMittal is subject to changing and increasingly stringent environmental laws and regulations concerning air emissions, water discharges and waste disposal, as well as certain remediation activities that involve the clean-up of soil and groundwater. ArcelorMittal is currently engaged in the investigation and remediation of environmental contamination at a number of its facilities. Most of these are legacy obligations arising from acquisitions.
Environmental costs that relate to current operations or to an existing condition caused by past operations, and which do not contribute to future revenue generation or cost reduction, are expensed. Liabilities are recorded when environmental assessments and/or remedial efforts are probable and the cost can be reliably estimated based on ongoing engineering studies, discussions with the environmental authorities and other assumptions relevant to the nature and extent of the remediation that may be required. The ultimate cost to ArcelorMittal is dependent upon factors beyond its control such as the scope and methodology of the remedial action requirements to be established by environmental and public health authorities, new laws or government regulations, rapidly changing technology and the outcome of any potential related litigation. Environmental liabilities are discounted if the aggregate amount of the obligation and the amount and timing of the cash payments are fixed or reliably determinable.
The estimates of loss contingencies for environmental matters and other contingencies are based on various judgments and assumptions including the likelihood, nature, magnitude and timing of assessment, remediation and/or monitoring activities and the probable cost of these activities. In some cases, judgments and assumptions are made relating to the obligation or willingness and ability of third parties to bear a proportionate or allocated share of cost of these activities, including third parties who sold assets to ArcelorMittal or purchased assets from it subject to environmental liabilities. ArcelorMittal also considers, among other things, the activity to date at particular sites, information obtained through consultation with applicable regulatory authorities and third-party consultants and contractors and its historical experience with other circumstances judged to be comparable. Due to the numerous variables associated with these judgments and assumptions, and the effects of changes in governmental regulation and environmental technologies, both the precision and reliability of the resulting estimates of the related contingencies are subject to substantial uncertainties. As estimated costs to remediate change, the Company will reduce or increase the recorded liabilities through write backs or additional provisions in the consolidated statements of operations. ArcelorMittal does not expect these environmental issues to affect the utilization of its plants, now or in the future.
ArcelorMittal is currently and may in the future be involved in litigation, arbitration or other legal proceedings. Provisions related to legal and arbitration proceedings are recorded in accordance with the principles described above.
Most of these claims involve highly complex issues. Often these issues are subject to substantial uncertainties and, therefore, the probability of loss and an estimation of damages are difficult to ascertain. Consequently, ArcelorMittal may be unable to make a reliable estimate of the expected financial effect that will result from ultimate resolution of the proceeding. In those cases, ArcelorMittal has disclosed information with respect to the nature of the contingency. ArcelorMittal has not accrued a provision for the potential outcome of these cases.
For cases in which the Company was able to make a reliable estimate of the expected loss or range of probable loss and has accrued a provision for such loss, it believes that publication of this information on a case-by-case basis would seriously prejudice the Company’s position in the ongoing legal proceedings or in any related settlement discussions. Accordingly, in these cases, the Company has disclosed information with respect to the nature of the contingency, but has not disclosed its estimate of the range of potential loss.
In the cases in which quantifiable fines and penalties have been assessed, the Company has indicated the amount of such fine or penalty or the amount of provision accrued that is the estimate of the probable loss.
These assessments can involve a series of complex judgments about future events and can rely heavily on estimates and assumptions. The assessments are based on estimates and assumptions that have been deemed reasonable by management. The Company believes that the aggregate provisions recorded for the above matters are adequate based upon currently available information. However, given the inherent uncertainties related to these cases and in estimating contingent liabilities, the Company could, in the future, incur judgments that have a material adverse effect on its results of operations in any particular period. The Company considers it highly unlikely, however, that any such judgments could have a material adverse effect on its liquidity or financial condition.
9.1 Provisions

	Balance at December 31, 2022	Additions[1]	Deductions/ Payments	Effects of foreign exchange and other movements	Balance at December 31, 2023
Environmental	566	113	(76)	17	620
Emission obligations	522	3	(486)	(10)	29
Asset retirement obligations	349	21	(3)	13	380
Site restoration	152	8	(17)	4	147
Staff related obligations	137	50	(29)	4	162
Voluntary separation plans	23	8	(17)	18	32
Litigation and other (see note 9.3)	289	66	(62)	56	349
Tax claims	73	16	(14)	6	81
Other legal claims	216	50	(48)	50	268
Commercial agreements and onerous contracts	28	6	(6)	1	29
Other	341	85	(117)	8	317
	2,407	360	(813)	111	2,065
Short-term provisions	1,101				588
Long-term provisions	1,306				1,477
	2,407				2,065

	Balance at December 31, 2021	Additions[1]	Deductions/ Payments	Effects of foreign exchange and other movements	Balance at December 31, 2022
Environmental	595	59	(61)	(27)	566
Emission obligations	492	477	(443)	(4)	522
Asset retirement obligations	397	22	(41)	(29)	349
Site restoration	220	—	(54)	(14)	152
Staff related obligations	120	40	(29)	6	137
Voluntary separation plans	31	3	(18)	7	23
Litigation and other (see note 9.3)	323	53	(103)	16	289
Tax claims	79	9	(24)	9	73
Other legal claims	244	44	(79)	7	216
Commercial agreements and onerous contracts	23	9	(4)	—	28
Other	361	84	(124)	20	341
	2,562	747	(877)	(25)	2,407
Short-term provisions	1,064				1,101
Long-term provisions	1,498				1,306
	2,562				2,407
1.Additions exclude provisions reversed or utilized during the same year.
There are uncertainties regarding the timing and amount of the provisions above. Changes in underlying facts and circumstances for each provision could result in differences in the amounts provided for and the actual outflows. In general, provisions are presented on a non-discounted basis due to the uncertainties regarding the timing or the short period of their expected consumption.
Environmental provisions have been estimated based on internal and third-party estimates of contamination, available remediation technology, and environmental regulations. Estimates are subject to revision as further information develops or circumstances change.
Provisions for emission obligations are recognized to cover the shortage between the Company's CO2 emissions and the allowances granted, based on the market value of the CO2 allowances as of the reporting date or purchase price of the acquired CO2 emission rights. In 2023 provisions for emission obligations decreased as a result of the settlement of the 2022 shortage through surrendering the corresponding CO2 emission rights to the environmental authorities and lower CO2 emissions during the year as a result of lower production mainly in Europe (see note 4.5).
The Company uses derivative financial instruments and spot purchases to manage its exposure to fluctuations in prices of emission rights allowances. See note 6.3 for the details of the cash flow hedging in place for emission rights, note 4.5 for CO2 emission rights held as current assets and note 5.1 for CO2 emission rights held as Intangible non-current assets. The Company also receives indirect compensation through rebates on its energy tariffs.
Provisions for site restoration are related to costs in connection with the dismantling of site facilities, mainly in France and Poland, of which 66 and 79 at December 31, 2023 and 2022, respectively, with respect to the dismantling of the Florange liquid phase.
Provisions for staff related obligations primarily concern Brazil and are related to various employees’ compensation.
Provisions for voluntary separation plans primarily relate to plans in Spain, France and Brazil, which are expected to be settled within one year.
Provisions for litigation include losses relating to present legal obligations that are considered to be probable see also note 9.3.
In 2023 and 2022 provisions for commercial agreements and onerous contracts were primarily linked to onerous contracts in Poland and Spain.
Other provisions of 182 and 187 at December 31, 2023 and 2022, respectively, are related to the Complementary Agreement Term signed in 2021 between ArcelorMittal Brazil, the Federal and State Prosecutor Offices and the Commission representing affected people, which includes precautionary evacuation of the communities close to the Serra Azul dam, as well as the commitment to implement action plans to ensure the stability, security and decommissioning of the tailing dam. Other provisions also comprise technical warranties and guarantees.
Environmental Liabilities
ArcelorMittal’s operations are subject to a broad range of laws and regulations relating to the protection of human health and the environment at its multiple locations and operating subsidiaries. As of December 31, 2023, excluding asset retirement obligations, ArcelorMittal had established provisions of 620 for environmental remedial activities and liabilities. The provisions for all operations by geographic area included mainly 427 in Europe, 98 in South Africa and 91 in Canada. In addition, ArcelorMittal and the previous owners of its facilities have expended substantial amounts to achieve or maintain ongoing compliance with applicable environmental laws and regulations. ArcelorMittal expects to continue to expend resources in this respect in the future.
Europe
Environmental provisions for ArcelorMittal’s operations in Europe total 427 and are mainly related to the investigation and remediation of environmental contamination at current and former operating sites in Belgium (208), Luxembourg (78), France (58), Poland (40), Germany (34) and Spain (8). This investigation and remediation work relates to various matters such as decontamination of water discharges, waste disposal, cleaning water ponds and remediation activities that involve the clean-up of soil and groundwater. These provisions also relate to human health protection measures such as fire prevention and additional contamination prevention measures to comply with local health and safety regulations.
Belgium
In Belgium, environmental provisions of 208 mainly relate to legal site remediation obligations linked to the closure of the primary installations at the Liège site of ArcelorMittal Belgium. The provisions also include the external recovery and disposal of waste, residues or by-products that cannot be recovered internally at the ArcelorMittal Ghent and Liège sites and the removal and disposal of material containing asbestos.
Luxembourg
In Luxembourg, environmental provisions of 78 relate to the post-closure monitoring and remediation of former production sites, waste disposal areas, slag deposits and mining sites. They include 33 with respect to obligations to secure, stabilize and conduct waterproofing treatment in mining galleries and various dumping areas in Mondercange, Dommeldange and Dudelange. In addition, a 26 provision is recognized with respect to the covering process of the Differdange dump which was used for disposal of ladle slag, sludge and certain other residues coming from different Luxembourg sites.
France
In France, environmental provisions of 58 principally relate to the remediation of former sites, including several coke plants, and the capping and monitoring of landfills or basins previously used for residues and secondary material.
The remediation of the coke plants relates mainly to the Thionville, Moyeuvre-Grande, Homecourt, Hagondange and Micheville sites, and is related to the treatment of soil and groundwater. At the Thionville coke plant, soil remediation has been completed, while additional investigations are ongoing for groundwater.
ArcelorMittal is responsible for closure and final rehabilitation of the rest of the site corresponding to the former Conroy and Pérotin slag-heaps, for which the administrative procedure for cessation of activity is underway but due to the COVID-19 pandemic the project slowed down and the remediation has been postponed to 2024 due to change of regulator. In other sites, ArcelorMittal France is responsible for monitoring the concentration of organic compound and heavy metals in soil and groundwater on all former sites closed and/or already remediated. The Florange coke plant was idled in 2020 and is now under investigation for its demolition and remediation.
ArcelorMittal France has an environmental provision that principally relates to the remediation and improvement of storage of secondary materials, the disposal of waste at different ponds and landfills and an action plan for removing asbestos from the installations and mandatory financial guarantees to cover risks of major accident hazard or for gasholders and waste storage. Most of the provision relates to the stocking areas at the Dunkirk site that will need to be restored to comply with local law and to the mothballing of the liquid phase in Florange, including study and surveillance of soil and water to prevent environmental damage, treatment and elimination of waste and financial guarantees requested by public authorities. Environmental provisions also include treatment of slag dumps at the Florange and Dunkirk sites as well as removal and disposal of material containing asbestos at the Dunkirk and Mardyck sites.
Poland
ArcelorMittal Poland’s environmental provision of 40 includes 27 for cleaning and remediation costs following the closure of primary facilities in Kraków and land remediation of post-industrial areas in Ruszca (district of Kraków); the remaining 13 relate to the obligation to reclaim landfills in Kraków,
Zdzieszowice, Dabrowa Górnicza and to dispose of the residues from a landfill in Lipówka which cannot be internally recycled or externally recovered in Dabrowa Gornicza, the storage and disposal of iron-bearing sludge which cannot be reused in the manufacturing process under the environmental law.
Germany
In Germany, the 34 environmental provision essentially relates to ArcelorMittal Bremen’s post-closure obligations at the Prosper coke plant in Bottrop mainly established for soil remediation, groundwater treatment and monitoring.
South Africa
AMSA has environmental provisions of 98 mainly relating to environmental remediation obligations attributable to historical or legacy settling/evaporation dams and waste disposal activities. An important determinant in the final timing of the remediation work relates to obtaining the necessary environmental authorizations.
A provision of 26 relates to the decommissioned Pretoria Works site. This site is in a state of care and maintenance with ongoing rehabilitation. AMSA transformed this old plant into an industrial hub for light industry since the late 1990s. Particular effort is directed to landfill sites, with sales of slag from legacy disposal sites to vendors in the civil construction industry continuing unabated, but other remediation works continued at a slow pace as remediation actions for these sites are long-term in nature.
The Vanderbijlpark Works site, the main flat carbon steel operation of AMSA, contains a number of legacy facilities and areas requiring remediation. The remediation entails the implementation of rehabilitation and decontamination measures of waste disposal sites, waste water dams, ground water and historically contaminated open areas. Provisions relating to this site amount to 15.
The Newcastle Works site is the main long carbon steel operation of AMSA. A provision of 23 relates to this site. As with all operating sites of AMSA, the above retirement and remediation actions dovetail with numerous large capital expenditure projects dedicated to environmental management. In the case of the Newcastle site, the major current environmental capital project is for air quality improvements, waste site remediation and storm water management.
A provision of 33 relates to the environmental rehabilitation of the Thabazimbi mine. AMSA holds an environmental trust which holds investments for a value of 24 that will be used for rehabilitation purposes.
Canada
In Canada, ArcelorMittal Dofasco has a 31 environmental provision for the expected cost of remediating toxic sediment located in the Company’s East Boatslip site, for which management is in process of reviewing the tenders for initiating the expenditure.
Asset Retirement Obligations (“AROs”)
AROs arise from legal requirements and represent management’s best estimate of the present value of the costs that will be required to retire plant and equipment or to restore a site at the end of its useful life, mainly in connection with mining operations. As of December 31, 2023, ArcelorMittal had established provisions for asset retirement obligations of 380, including mainly 150 for Canada, 63 for Mexico, 47 for Ukraine, 47 for Germany, 30 for Brazil, 19 for Liberia and 11 for South Africa. As of December 31, 2023, AROs related to mining activities and total undiscounted amount of site restoration obligations amounted to 293 and 934, respectively.
AROs in Canada are legal obligations for site restoration and dismantling of the facilities near the mining sites in Mont-Wright and Fire Lake, and the accumulation area of mineral substances at the facility of Port-Cartier in Quebec, upon closure of the mines pursuant to the restoring plan of the mines. In addition, Dofasco has legal obligations for the former Sherman Mine site near Temagami, Ontario.
AROs in Mexico relate to the restoration costs of the Las Truchas, El Volcan, San Jose and the joint operation Peña Colorada iron ore mines.
AROs in Ukraine are legal obligations for site rehabilitation at the iron ore mining site in Kryvyi Rih, upon closure of the mine pursuant to its restoration plan.
In Germany, AROs principally relate to the Hamburg site, which operates on leased land with the contractual obligation to remove all buildings and other facilities upon the termination of the lease, and to the Prosper coke plant in Bottrop for filling the basin, restoring the layer and stabilizing the shoreline at the harbor.
In Liberia, AROs relate to iron ore mine and associated infrastructure and mine related environmental damage and compensation. They cover the closure and rehabilitation plan under both the current operating phase and the not yet completed Phase 2 expansion project.
AROs in South Africa are for the Pretoria, Vanderbijlpark, Saldanha, Newcastle as well as the Coke and Chemical sites, and relate to the closure and clean-up of the plant associated with decommissioned tank farms, tar plants, chemical stores, railway lines, pipelines and defunct infrastructure.
In Belgium, AROs are to cover the demolition costs for the primary facilities at the Liège site.
In Brazil, AROs relate to legal obligations to clean and restore the mining areas of Serra Azul and Andrade, both located in the State of Minas Gerais.
In Poland, AROs relate to the legal obligation to decontaminate and recultivate a land in Krakow following closure of the operations.
In Bosnia and Herzegovina, ARO relates to re-cultivation of dump yard of old iron ore pit Buvac and closing dam Medjedja.
9.2 Other long-term obligations

	Balance at December 31,
	2023	2022
Derivative financial instruments (notes 6.1 and 6.3)	76	45
Payable from acquisition of financial assets	125	85
Unfavorable contracts	233	92
Income tax payable	185	202
Put option liability ArcelorMittal Texas HBI (note 11.5.2)	158	181
Put option liability Sonasid (note 11.5.2)	116	122
Other	168	187
Total	1,061	914
As of December 31, 2023 and 2022, payable from acquisition of financial assets included 52 and 66 respectively related to AMNS India's debt guarantee (see note 9.4).
Unfavorable contracts of 233 and 92 as of December 31, 2023 and 2022, respectively, mainly related to ArcelorMittal Pecém (see note 2.2.4) and ArcelorMittal Brasil.
As of December 31, 2023, the income tax payable mainly related to income tax contingencies (in majority unasserted claims) and withholding tax.
9.3 Contingent liabilities
Tax Claims
ArcelorMittal is a party to various tax claims. As of December 31, 2023, ArcelorMittal had recorded short-term and long-term liabilities related to income tax contingencies of 50 and provisions for non-income tax claims in the aggregate of 81 for which it considers the risk of loss to be probable. Set out below is a summary description of the tax claims (i) for which ArcelorMittal had recorded a provision as of December 31, 2023, (ii) that constitute a contingent liability, (iii) that were resolved in 2023 or (iv) that were resolved and had a financial impact in 2022 or 2021, in each case involving amounts deemed material by ArcelorMittal. The Company is vigorously defending against the pending claims discussed below.
Brazil
In 2011, ArcelorMittal Brasil received 21 separate tax assessments from the Revenue Service of the State of Espirito Santo for ICMS (a value-added tax) in an amount which totaled 30 relating to a tax incentive (INVEST) it used. The dispute concerns the definition of fixed assets. Following a series of decisions and appeals (partially favorable) over a ten-year period, in July 2021, ArcelorMittal Brasil filed 4 lawsuits (in relation to 21 tax assessments received in 2011) to discuss the remaining amount in the court of first instance. All these cases are pending trial as of December 31, 2023.
In 2011, ArcelorMittal Brasil received a tax assessment for corporate income tax (known as IRPJ) and social contributions on net profits (known as CSL) in relation to (i) the amortization of goodwill on the acquisition of Mendes Júnior Siderurgia (for the 2006 and 2007 fiscal years), (ii) the amortization of goodwill arising from the mandatory tender offer ("MTO") made by ArcelorMittal (ex-Mittal Steel N.V.) to minority shareholders of Arcelor Brasil in connection with the two-step merger of Arcelor and Mittal Steel N.V. (for the 2007 tax year), (iii) expenses related to pre-export financing used to finance the MTO, which were deemed by the tax authorities to be unnecessary for ArcelorMittal Brasil since the expenses were incurred to buy shares of its own company and (iv) CSL over profits of controlled companies in Argentina and Costa Rica. The amount claimed now totals 500 and the ArcelorMittal Brasil's appeal against the second instance decision largely favorable to the Federal Revenue Service has been pending trial with the third instance of the administrative tribunal since March 2018.
In April 2016, ArcelorMittal Brasil received a tax assessment in relation to (i) the amortization of goodwill resulting from the MTO made by ArcelorMittal (ex-Mittal Steel N.V.) to the minority shareholders of Arcelor Brasil in connection with the two-step merger of Arcelor and Mittal Steel N.V. in 2007 and (ii) the amortization of goodwill resulting from ArcelorMittal Brasil’s acquisition of CST in 2008. While the assessment, if upheld, would not result in a cash payment as ArcelorMittal Brasil did not have any tax liability for the fiscal years in question (2011 and 2012), it would result in a 68 financial impact arising from a write off of 'net operating loss carry forward' with respect to the 2011-2012 tax year. ArcelorMittal Brasil's appeal against the unfavorable decision on the lower instances of the assessment has been awaiting judgment in the third instance of the administrative tribunal since November 2019.
In December 2018, ArcelorMittal Brasil received a tax assessment of 126, which could have an additional 22 financial impact arising from a write off of 'net operating loss carry forward' with respect to the 2013-2014 tax years, principally in relation to the amortization of goodwill resulting from the MTO made by ArcelorMittal (ex-Mittal Steel N.V.) to the minority shareholders of Arcelor Brasil in connection with the two-step merger of Arcelor and Mittal Steel N.V. in 2007. After lower court decisions and appeals in November 2022, the second instance of the administrative tribunal cancelled the tax assessment. In January 2023, the Federal Revenue Service filed an appeal to the third instance of the administrative tribunal.
In December 2020, ArcelorMittal Brasil received a tax assessment of 44 with respect to the 2015-2016 tax years, related to the amortization of goodwill resulting from the MTO made by ArcelorMittal (ex-Mittal Steel N.V.) to the minority shareholders of Arcelor Brasil in connection with the two-step merger of Arcelor and Mittal Steel N.V. in 2007. ArcelorMittal Brasil filed its defense in the first instance of the administrative tribunal in January 2021 which issued an unfavorable decision in August 2021. ArcelorMittal Brasil filed an appeal to the second instance of the administrative tribunal in September 2021.
In the period from 2014 to 2018, ArcelorMittal Brasil received tax assessments from the Federal Revenue Service in the amount of 46 disputing its use of credits for PIS and COFINS social security taxes in 2010, 2011 and 2013. The disputes relate to the concept of production inputs in the context of these taxes. In four of the cases, the tax assessments have been partially reduced and ArcelorMittal Brasil's subsequent appeals to dispute the remaining amounts are currently pending. One of these cases has already closed at the administrative level and is pending a decision at the first judicial level. In the fifth case, the administrative tribunal of the first instance upheld the tax assessment in March 2017, and ArcelorMittal Brasil appealed to the second instance of the administrative tribunal. In the sixth case, the first instance of the administrative tribunal issued an unfavorable decision in April 2017, and ArcelorMittal Brasil appealed to the second instance of the administrative tribunal. Subsequently, the Superior Court decided two leading cases, not involving ArcelorMittal Brasil, that are expected to strengthen ArcelorMittal’s defense in the sixth case in which part of the contingency is related to scrap acquisition. In February 2011, ArcelorMittal Brasil also filed a claimant individual lawsuit on the PIS/COFINS credits over scrap acquisition matter, in which a favorable and unappealable decision was issued in May 2022. Accordingly and as a result of this legal clarification, in 2022, ArcelorMittal recorded PIS/COFINs tax credits in cost of sales in the amount of 300 with respect to prior periods.
In May 2014, ArcelorMittal Comercializadora de Energia received a tax assessment from the state of Minas Gerais alleging that the company did not correctly calculate tax credits on interstate sales of electricity from February 2012 to December 2013. The amount claimed totals 40. Following the conclusion of this proceeding at the administrative level, the company received the tax enforcement notice in December 2015 and filed its defense in February 2016. In April 2016, ArcelorMittal Comercializadora de Energia received an additional tax assessment in the amount, of 58, after taking account of a reduction of fines mentioned below regarding the same matter, for infractions which allegedly occurred during the 2014 to 2015 period, and filed its defense in May 2016. Following appeal, the company received a notice from the tax authority in November 2017 that reduced the fees in the second case by 12, due to retrospective application of a new law. In addition, in February 2019, a reduction of the fine by 7 was finalized in the first case due to the retrospective application of a new law. The cases are currently pending in the first judicial instance.
In 2015, ArcelorMittal Brasil received nine tax assessments from the state of Rio Grande do Sul alleging that the company, through its branches in that state, had not made advance payments of ICMS on sales in that state covering the period from May 2010 to April 2015. The amount claimed totals 89. In the Administrative instance, all the cases were unfavorably closed. ArcelorMittal Brasil filed 5 lawsuits to discuss the matter. In the first judicial instance, ArcelorMittal Brasil obtained a largely favorable decisions in all cases. There were appeals from the company and the tax authority. In September 2022, the second judicial instance ruled a largely favorable decision to the company in one case (in amount of 4). In November 2023, the second judicial instance ruled a largely favorable decision in the Company in two cases (in the amount of 9). In December 2023, the court of the second judicial instance ruled against the Company in another case (in the amount of 1) and began adjudicating the last case (in the amount of 73) for which the trial is pending.
On May 17, 2016, ArcelorMittal Brasil received a tax assessment from the state of Santa Catarina in the current amount of 128 alleging that it had used improper methods to calculate the amount of its ICMS credits. In the Administrative instance, the case was unfavorably closed in November 2020, and ArcelorMittal Brasil filed a lawsuit to challenge the assessment. The case is pending at the judicial instance currently.
In January 2023, ArcelorMittal Brasil received a tax assessment from the Federal Revenue Service in an amount of 156 in which the tax authority rejected the offsetting of PIS/COFINS credits used by the company in 2018. The dispute relates to various types of credits such as credits recognized in Court processes (exclusion of ICMS from the PIS and COFINS calculation base, PIS/COFINS credits in the Manaus Free Trade Zone), expenses related to the acquisition of scrap (including freight), expenses related to port handling, and expenses for freight for finished products. ArcelorMittal Brasil filed an administrative defense in February 2023. In November 2023, the company was notified of the unfavorable decision and filed an appeal in December 2023.
In January 2023, ArcelorMittal Brasil received a tax assessment in an amount of 16 for a 50% fine for alleged non-payment of the monthly estimate of CIT related to fiscal year 2018. The Federal Revenue accuses the company of undue offsetting of CIT credits paid in Venezuela from 2010 to 2014 when calculating the monthly IRC estimate for 2018. In February 2023, ArcelorMittal Brasil filed its defense. In September 2023, the first administrative instance ruled against the company and ArcelorMittal filed an appeal. In November 2023, ArcelorMittal Brasil received a new tax assessment of 60. The Federal Revenue accuses the company of allegedly undue offsetting of CIT credits paid in Venezuela from 2010 to 2014 and offset by ArcelorMittal Brasil in 2018. In December 2023, the company filed an administrative defense. Both cases are currently pending.
In 2010, ArcelorMittal Brasil received a first tax assessment for BRL 94 million (19) arguing that the company should not have used a tax incentive granted by the State of Bahia, according to which taxpayers could take ICMS credit on the value of freight paid by them, since AMTC is not a real plant (for the period from March 2008 to December 2009). Furthermore, the company also used the tax incentive (“Proauto”), which may not be combined with another tax benefit. In 2012, this case was closed unfavorably at the administrative level and the company filed a lawsuit to discuss the tax charge with the the court of first instance. In 2023, the company obtained a favorable decision from the court of first instance, canceling the assessment. Currently, the case is awaiting a trial by the court of second instance. In June 2014, the company received a second tax assessment of BRL 23 million (5) discussing the same matter, but related to a different period (from June 2010 to December 2012). In 2017, the administrative level judged the assessment partially in favor of the company (cancelling the taxes, but maintaining the fines) and the company filed a lawsuit, which is awaiting a decision from the court of first instance. In December 2014, the company received a third tax assessment of BRL 20 million (4) discussing the same matter, but related to a different period (from January 2013 to December 2013). In 2015, the administrative court of first instance ruled unfavorably to the company and the company filed an appeal, currently pending trial. In November 2022, the company received a fourth tax assessment of BRL 114 million (24) resulting from the use of the accumulated credit, which, according to the tax authorities, could not be used because it had already been extinguished by the statute of limitations. In May 2023, the administrative court of first instance dismissed the defense. In June 2023, the company filed an appeal to the administrative court of second instance and the appeal is currently pending.
Mexico
In 2015, the Mexican Tax Administration Service issued a tax assessment to ArcelorMittal Mexico, with respect to 2008, principally due to improper interest deductions relating to certain loans, and unpaid corporate income tax for interest payments that the tax authority categorized as dividends. ArcelorMittal Mexico's complaint for annulment before a Federal Administrative and Tax Court is pending. The amount of the tax assessment as of December 31, 2023 is 247.
In October 2018, the Mexican Tax Administration Service issued a tax assessment to ArcelorMittal Las Truchas, with respect to 2013 due to: (i) improper interest deductions relating to certain loans (ii) non-deduction of advanced rent payments and (iii) non-deduction of rolling roll expenses. In November 2018, ArcelorMittal Las Truchas filed an administrative appeal before the Administrative Authority on Federal Tax Matters, which was rejected in June 2019 and is being appealed. Therefore, in August 2019, ArcelorMittal Las Truchas filed an annulment complaint before a Federal Administrative and Tax Court. In June 2023, the Federal Administrative and Tax Court ruled against the annulment claim. In July 2023, ArcelorMittal Las Truchas filed an appeal before the Court of Appeal. The amount of the tax assessment as of December 31, 2023 is 129.
On February 24, 2023, the Tax Administration Service notified ArcelorMittal Las Truchas of a tax assessment, with respect to 2014. In April 2023, ArcelorMittal Las Truchas filed an administrative appeal in respect of this assessment before the Tax Administrative Service. The amount of the tax assessment as of December 31, 2023 is 112.
Ukraine
In October 2019, AMKR received orders from Ukrainian tax authorities covering the findings of a tax audit for the period from 2015 through the first quarter of 2019 which claimed the company owes additional taxes of 278 for that period. AMKR appealed these orders to the tax authorities resulting in a significant reduction of the amounts claimed. In January 2020, AMKR filed three legal actions with the Kyiv District Administrative Court seeking to cancel the remaining additional charges amounting to 128. The three cases were later merged into one case (hereinafter called 'First case') and moved to the Dnipro District Administrative Court. In February 2023, the Court dismissed the entirety of the claim except for an amount of $50,000. The tax authorities appealed the decision in April 2023. In July 2023, the Court dismissed the tax authorities appeal and upheld the first instance decision. In April 2023, tax authorities filed an appeal claim to the Third Administrative Appellate Court. Court opened appeal proceedings and in July 2023, the Third Administrative Appellate Court left the tax authority's appeal unsatisfied, and the decision of the first instance remained unchanged. In September 2023, the Supreme Court opened the cassation proceedings on the claim of tax authority. In November 2023, the Supreme Court satisfied the cassation claim of the tax authority partially and changed decisions of the courts of first and appellate instances. Therefore, AMKR won this case partially in the amount of 3.4 billion UAH (90). Further, in January 2024, the tax authority filed to the Dnipro District Administrative Court the request to review the case based on newly discovered circumstances, court opened proceedings. The amount of the new lawsuit is around $35,500.
Competition/Antitrust Claims
ArcelorMittal is a party to various competition/antitrust claims. As of December 31, 2023, ArcelorMittal had recorded a non-material amount provision in respect of such claims. Set out below is a summary description of competition/antitrust claims (i) that constitute a contingent liability, (ii) that were resolved in 2023 or (iii) that were resolved and had a financial impact in 2022 or 2021, in each case involving amounts deemed material by ArcelorMittal. The Company is vigorously defending against each of the pending claims discussed below.
Brazil
In September 2000, two construction trade organizations filed a complaint with Brazil’s Administrative Council for Economic Defense (“CADE”) against three long steel producers, including ArcelorMittal Brasil. The complaint alleged that these producers colluded to raise prices in the Brazilian rebar market, thereby violating applicable antitrust laws. In September 2005, CADE issued its final decision against ArcelorMittal Brasil, imposing a fine of 75. ArcelorMittal Brasil's appeal of the court judgment against it is currently pending.
There is also a related class action commenced by the Federal Public Prosecutor of the state of Minas Gerais against ArcelorMittal Brasil for damages in an amount of 83 based on the alleged violations investigated by CADE. The injunction requested by the Federal Prosecution Office was denied.
A further related lawsuit was commenced in February 2011 by four units of Sinduscons, a civil construction trade organization, in federal court in Brasilia against, inter alia, ArcelorMittal Brasil claiming damages based on an alleged cartel in the rebar market as investigated by CADE and as noted above.
Other Legal Claims
ArcelorMittal is a party to various other legal claims. As of December 31, 2023, ArcelorMittal had recorded provisions of 268 for other legal claims in respect of which it considers the risk of loss to be probable. Set out below is a summary description of the other legal claims (i) in respect of which ArcelorMittal had recorded a provision as of December 31, 2023, (ii) that constitute a contingent liability, (iii) that were resolved in 2023, or (iv) that were resolved and had a financial impact in 2022 or 2021, in each case involving amounts deemed material by ArcelorMittal. The Company is vigorously defending against each of the claims discussed below that remain pending.
Argentina
Over the course of 2007 to 2021, the Argentinian Customs Office Authority (“Aduana”) notified Acindar, of certain inquiries that it was conducting with respect to prices declared by Acindar related to iron ore imports. The Customs Office Authority was seeking to determine whether Acindar incorrectly declared prices for iron ore imports from several different Brazilian and Bolivian suppliers and from ArcelorMittal Sourcing originally on 39 different claims concerning several shipments made between 2002 and 2021. The investigations are subject to the administrative procedures of the Customs Office Authority and are at different procedural stages depending on the filing date of the investigation. In March 2018, the Customs Office Authority issued a general instruction that ordered customs to withdraw current claims related to the difference between import prices in Argentina and export prices of iron ore when exiting Brazil, which has led to a reduction in the number of claims and amounts claimed against Acindar. In addition, other cases have been dismissed by the National Tax Court. As of December 2023, the aggregate amount claimed by the Customs Office Authority in respect of all iron ore shipments is 90 in 17 different cases. Of these 17 cases, 6 are still in the administrative branch of the Customs Office Authority and the other 11 cases, in which the administrative branch of the Customs Office Authority ruled against Acindar, have been appealed to the Argentinian National Fiscal Court.
Brazil
In 2015, the SINDIMETAL (employees’ union) filed a lawsuit against ArcelorMittal Brasil to annul all the collective labor agreements related to 12-hour work shifts. The case impacts a group of approximately 2,500 employees. In July 2022, the Supreme Court decided a leading case, not involving ArcelorMittal Brasil, that may favorably impact ArcelorMittal Brasil's case, which is currently pending on appeal.
In April 2017, a shareholder in Siderúrgica Três Lagoas (“SITREL”) (of which ArcelorMittal Brasil is the other shareholder), commenced an arbitration against Votorantim Siderurgia S.A. (which subsequently merged into ArcelorMittal Brasil) and SITREL with the Center for Arbitration and Mediation of the Chamber of Commerce Brazil-Canada (CAM-CCBC). The dispute concerns a provision in SITREL’s joint venture agreement relating to the formula used to determine the selling price for steel billets supplied by ArcelorMittal Brasil to SITREL from January 2013 onwards. The shareholder has alleged that the steel billets were overpriced and is seeking compensation for overpaid amounts on both a retrospective and prospective basis, with the initial amount claimed totaling 33. In April 2022, a final arbitral award was issued, which has been satisfied by ArcelorMittal Brasil. Given ArcelorMittal Brasil’s ownership interest in SITREL, the financial impact for ArcelorMittal was a net loss after tax of approximately 126 (67 net of partial recovery through dividend payment from SITREL) in 2022.
On March 30, 2022, Votorantim S.A. (“Votorantim”) exercised the put option right it has under its shareholders’ agreement with the Company to sell its entire equity interest in ArcelorMittal Brasil to the Company, following the acquisition of Votorantim's long steel business in Brazil in 2018. There is a dispute between the parties as to the value of the put option. Votorantim has valued the put option at BRL 5.283 billion (i.e. 1,091). In September 2022, Votorantim commenced an arbitration against ArcelorMittal Brasil seeking the full amount of its value of the put option, which would be reduced by the undisputed amount ArcelorMittal Brasil accepts as the value of the put option and which was paid in January 2023 for 179 (see note 11.5.2). The parties have filed their respective statements of defense in the arbitration and the case is currently pending.
Italy
In January 2010, ArcelorMittal received notice of a claim filed by Finmasi S.p.A. relating to a memorandum of agreement (“MoA”) entered into between ArcelorMittal Distribution Services France (“AMDSF”) and Finmasi in 2008. The MoA provided that AMDSF would acquire certain of Finmasi’s businesses for an amount not to exceed 114, subject to the satisfaction of certain conditions precedent, which, in AMDSF’s view, were not fulfilled. Finmasi sued for (i) enforcement of the MoA, (ii) damages of 17 to 29 or (iii) recovery costs plus quantum damages for Finmasi’s alleged lost opportunity to sell to another buyer. In September 2011, the court rejected Finmasi’s claims other than its second claim. The court appointed an expert to determine the quantum of damages. In May 2013, the expert’s report was issued and valued the quantum of damages in the range of 46 to 73. ArcelorMittal appealed the decision on the merits. In January 2019, Finmasi called on the AMDSF guarantee issued in the context of the enforcement proceedings that were suspended in 2015. After a series of appeals, Finmasi has repaid half of the amount of the guarantee that was called and provided a bank guarantee for the remainder. In December 2022, the Court found that AMDSF has the right to obtain restitution of approximately 28 paid to Finmasi and ordered Finmasi to pay the half still outstanding (approximately 13.9) plus interest and certain costs. In February 2023, Finmasi filed an appeal to the Court of Cassation. AMDSF duly filed its defense in March 2023.
Luxembourg
In June 2012, the Company received writs of summons in respect of claims made by 59 former employees of ArcelorMittal Luxembourg. The claimants allege that they are owed compensation based on the complementary pension scheme that went into effect in Luxembourg in January 2000. The aggregate amount claimed by such former employees (bearing in mind that other former employees may bring similar claims) is 61. Given the similarities in the claims, the parties agreed to limit the pending proceedings to four test claims. In April 2013, the Esch-sur-Alzette labor court rejected two of these test claims. The relevant plaintiffs are appealing these decisions. In November 2013, the Luxembourg city labor court rejected the two other test claims, which were appealed but were terminated by the court in November 2021. A final decision for the two pilot cases of Esch-sur-Alzette is expected by the end of 2024.
France
Retired and current employees of certain French subsidiaries of ArcelorMittal have initiated lawsuits to obtain compensation for asbestos exposure in excess of the amounts paid by French social security (“Social Security”). Asbestos claims in France initially are made by way of a declaration of a work-related illness by the claimant to the social security authorities resulting in an investigation and a level of compensation paid by social security. Once the social security authorities recognize the work-related illness, the claimant, depending on the circumstances, can also file an action for inexcusable negligence (faute inexcusable) to obtain additional compensation from the employer before a special tribunal. For faute inexcusable cases, the primary health insurance fund, CPAM - advances, the amount of damages and pension increase are reimbursed by the employer found at fault and takes recourse action against the employer.
The number of claims outstanding for asbestos exposure at December 31, 2023 was 243 as compared to 308 at December 31, 2022.
Minority Shareholder Claims Regarding the Exchange Ratio in the Second-Step Merger of ArcelorMittal into Arcelor
ArcelorMittal is the company that results from the acquisition of Arcelor by Mittal Steel N.V. in 2006 and a subsequent two-step merger between Mittal Steel and ArcelorMittal and then ArcelorMittal and Arcelor. Following completion of this merger process, several former minority shareholders of Arcelor or their representatives brought legal proceedings regarding the exchange ratio applied in the second-step merger between ArcelorMittal and Arcelor and the merger process as a whole.
ArcelorMittal believes that the allegations made and claims brought by such minority shareholders are without merit and that the exchange ratio and merger process complied with the requirements of applicable law, were consistent with previous guidance on the principles that would be used to determine the exchange ratio in the second-step merger and that the merger exchange ratio was relevant and reasonable to shareholders of both merged entities.
Set out below is a summary of the ongoing matter in this regard. Several other claims brought before other courts and regulators on similar grounds were dismissed and are definitively closed.
On May 15, 2012, ArcelorMittal received a writ of summons on behalf of Association des Actionnaires d'Arcelor ("AAA"), a French association of former minority shareholders of Arcelor to appear before the civil court of Paris. The AAA alleged in particular that, based on Mittal Steel’s and Arcelor’s disclosure and public statements, investors had a legitimate expectation that the exchange ratio in the second-step merger would be the same as that of the secondary exchange offer component of Mittal Steel’s June 2006 tender offer for Arcelor (i.e., 11 Mittal Steel shares for 7 Arcelor shares), and that the second-step merger did not comply with certain provisions of company law. AAA claimed, inter alia, damages in a nominal amount and reserved the right to seek additional remedies including the cancellation of the merger. The proceedings before the civil court of Paris were stayed, pursuant to a ruling of such court on July 4, 2013, pending a preparatory investigation (instruction préparatoire) by a criminal judge magistrate (juge d’instruction) triggered by the complaints of AAA and several hedge funds (who quantified their total alleged damages at 282). The dismissal of charges (non-lieu) ending the preparatory investigation became final in March 2018. On March 6, 2020 AAA revived its claim before the civil court of Paris on its behalf and on behalf of the hedge funds who had also filed a criminal complaint, as well as two new plaintiffs. The complaint filed by AAA quantifies the total damages claimed at 431 (€390 million). A final hearing date for oral arguments has been scheduled for June 2024.
9.4 Commitments

	December 31,
	2023	2022
Commitments related to purchases of raw materials and energy	11,346	11,668
Guarantees, pledges and other collateral	8,888	8,470
Capital expenditure commitments	2,799	2,930
Other commitments	1,374	1,533
Total	24,407	24,601
Commitments related to purchases of raw materials and energy
Purchase commitments consist primarily of major agreements for procuring iron ore, coking coal, coke and hot metal. The Company also has a number of agreements for electricity, industrial and natural gas, scrap and freight. In addition to those purchase commitments disclosed above, the Company enters into purchasing contracts as part of its normal operations which have minimum volume requirements but for which there are no take-or-pay or penalty clauses included in the contract. The Company does not believe these contracts have an adverse effect on its liquidity position.
Commitments related to purchases of raw materials and energy included commitments given to associates for 1,487 and 1,661 as of December 31, 2023 and 2022, respectively. Purchase commitments given to associates included 704 and 691 as of December 31, 2023 and 2022, respectively, related to the gas supply agreement with Kryvyi Rih Industrial Gas. Purchase commitments included commitments given to joint ventures for 838 and 988 as of December 31, 2023 and 2022, respectively. Purchase commitments given to joint ventures included 334 and 424 related to Tameh and 413 and 442 related to Enerfos as of December 31, 2023 and 2022, respectively.
Guarantees, pledges and other collateral
Guarantees related to financial debt and credit lines given on behalf of third parties were 155 and 181 as of December 31, 2023 and 2022, respectively. Additionally, guarantees of 12 and 12 were given on behalf of associates and guarantees of 4,992 and 4,383 were given on behalf of joint ventures as of December 31, 2023 and 2022, respectively.
Guarantees given on behalf of joint ventures included 421 and 354 on behalf of Calvert, 208 and 178 on behalf of Al Jubail and 480 and 341 in relation to outstanding lease liabilities for vessels operated by Global Chartering as of December 31, 2023 and 2022, respectively. Guarantees given on behalf of joint ventures also included 3,490 and 3,088 as of December 31, 2023 and 2022 corresponding to ArcelorMittal's 60% guarantee of the debt under the term loan agreements entered into by the AMNS India joint venture with various Japanese banks.
As of December 31, 2023, pledges and other collateral mainly related to (i) mortgages entered into by the Company’s operating subsidiaries and (ii) inventories and receivables pledged to secure the South African Rand revolving borrowing base finance facility for the amount drawn of 162 and ceded bank accounts to secure environmental obligations, true sale of receivables programs and the revolving borrowing base finance facility in South Africa of 98. Pledges of property, plant and equipment were 59 and 98 as of December 31, 2023 and 2022, respectively. Other sureties, first demand guarantees, letters of credit, pledges and other collateral included 319 and 375 of commitments given on behalf of associates as of December 31, 2023 and 2022, respectively, and 313 and 598 of commitments given on behalf of joint ventures as of December 31, 2023 and 2022, respectively.
Capital expenditure commitments
Capital expenditure commitments relate to commitments with respect to purchases of property, plant and equipment including in the context of expansion and improvement projects.
Capital expenditure commitments include 507 and 340 at December 31, 2023 and 2022 relating to ArcelorMittal Liberia Ltd in connection with Phase 2 expansion project that envisages the construction of 15 million tonnes of concentrate sinter fines capacity and associated infrastructure.
Capital expenditure commitments include 394 at December 31, 2023 and 2022 relating to ArcelorMittal Dofasco (Canada) mainly with respect to the construction of DRI – EAF facilities in the framework of the plant's decarbonization project.
Capital expenditure commitments also include 49 and 182 at the iron ore Serra Azul mine (Brazil) at December 31, 2023 and 2022 in connection with the construction of facilities to produce 4.5 million tonnes per annum of DRI quality pellet feed.
Other commitments
Other commitments given comprise mainly commitments incurred for gas supply to electricity suppliers.
As of September 21, 2018 an Environmental Commitment Agreement ("ECA") has been executed between ArcelorMittal Brasil, local government and the Brazilian environmental authorities. ArcelorMittal Brasil committed to carry out, over the next 5 years, a series of environmental operational and capital investments with the aim to reduce atmospheric emissions from the Company's Tubarão site. To comply with the ECA requirements, ArcelorMittal Brasil may need to acquire new equipment and change some of its current operating methods and processes. As of December 31, 2023 and 2022, ArcelorMittal Brasil estimated the underlying costs to implement those investments at 78 and 115, respectively. The non-compliance with ECA would lead to fines amounting to a maximum of 21 and 19 as of December 31, 2023 and 2022, respectively. On November 19, 2021, following a protocol of intent agreed between the Minas Gerais State Government, ArcelorMittal Brasil and BMB Belgo Mineira Bekaert Artefatos De Arame Ltd ("BMB"), ArcelorMittal Brasil committed to carry out capital expenditures at the Monlevade site to complete the expansion project by the second half of 2026. As of December 31, 2023 and 2022, commitments related to this project were 348 and 420, respectively.
Commitments to sell
In addition to the commitments presented above, the Company has firm commitments to sell for which it also has firm commitments to purchase included in purchase commitments for 131 and 368 as of December 31, 2023 and 2022, respectively, and mainly related to natural gas and electricity.
Other
On July 6, 2023, the Luxembourg Parliament approved the law enabling the State of the Grand-Duchy of Luxembourg to exercise the right (following an agreement signed between ArcelorMittal, the Fonds d'Urbanisation et d'Aménagement du Plateau de Kirchberg and the State of the Grand-Duchy of Luxembourg on December 20, 2022) to acquire 50% of ArcelorMittal's future new headquarters and related right-of-use of land in the Kirchberg district of the city of Luxembourg. The acquisition price is based on construction cost. The exercise date of the right has been extended to February 29, 2024.